UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 27, 2006

Limited Brands, Inc.
(Exact Name of Registrant
as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8344 (Commission File Number)	31-1029810 (IRS Employer Identification No.)

Three Limited Parkway Columbus, OH (Address of Principal Executive Offices)	43230 (Zip Code)

Registrant’s telephone number, including area code: (614) 415-7000

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 27, 2006 the Board of Directors of the Company established the following compensation program for non-associate Board and Board Committee service:

Component	Compensation
Board:
Annual Cash Retainer	$50,000
Annual Stock Retainer	$50,000
Board Meeting Fee (in excess of 10/year)	$4,000

Committee:
Chair Fee – Audit, Compensation	$15,000
– Other	$10,000
Cash Retainer – Audit	$12,500
– Other	$10,000
Stock Retainer – Audit	$12,500
– Other	$10,000
Committee Meeting Fee (in excess of 10 year)	$1,500

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMITED BRANDS, INC.

Date: March 7, 2006	By:	/s/ Douglas L. Williams

Name: Douglas L. Williams
Title: Senior Vice President and General Counsel

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